UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM  8-K

CURRENT  REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 18, 2010

EnergyConnect Group, Inc.
(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

901 Campisi Way, Suite 260, Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 370-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1

2

Item 2.02.	Results of Operations and Financial Condition.

On March 18, 2010, EnergyConnect Group, Inc. (“ECI”) issued a press release reporting its financial results for the fiscal quarter ended January 2, 2010. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, ECI hosted an earnings call in which its financial results for the fiscal quarter ended January 2, 2010 were discussed.

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in ECI’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d)           Exhibits   99.1    Press release issued March 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2010.
EnergyConnect Group, Inc.

/s/ Kevin R. Evans
Kevin R. Evans
Chief Executive Officer

3